Exhibit 10.37

AMENDMENT NO. 1 TO LEASE AGREEMENT

This Amendment No. 1 to Lease Agreement (the “Amendment”) dated as of July 1, 2005, amends that certain Lease Agreement (the “Lease”) by and between PETRO STOPPING CENTERS, L.P., a Delaware limited partnership (“Lessor”) and PETRO TRUCKSTOPS, INC., a Delaware corporation (“Lessee”), dated November 12, 1998, to be effective July 1, 1999, pertaining to real property and improvements located at the Petro Stopping Center in Shreveport, Louisiana, and more particularly described in the Lease. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Lease.

RECITALS:

WHEREAS, Section 1 of the Lease provides for an initial term to expire on June 30, 2002 with one (1) three (3) year renewal option to expire on June 30, 2005; and

WHEREAS, Lessee has requested and Lessor has agreed to further extend said Term as provided in this Amendment.

AGREEMENT:

NOW, THEREFORE, in consideration of the mutual benefits to be derived and the representations and warranties, conditions and promises contained in the Lease, as amended by this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

1.	The term of the Lease is hereby extended to June 30, 2010. Thereafter, the term of the Lease shall automatically renew for successive terms of one (1) year each until terminated by either Lessor or Lessee with ninety (90) days prior written notice to the other party.

2.	The Lease, as amended by this Amendment, shall remain in full force and effect between the parties in accordance with its terms and conditions. All terms not otherwise defined herein shall have the meaning subscribed thereto in the Lease.

THUS DONE AND PASSED on the 29th day of November, 2005, to be effective as of the date first above written, at the City of El Paso, State of Texas, the undersigned party having affixed its signature in the presence of me, Notary, and the undersigned competent witnesses, after due reading of the whole.

WITNESSES:	LESSOR:

PETRO STOPPING CENTERS, L.P.

	By:	/s/ Edward Escudero
(Edward Escudero),
Chief Financial Officer

Notary Public

THUS DONE AND PASSED on the 29th day of November, 2005, to be effective as of the date first above written, at the City of El Paso, State of Texas, the undersigned party having affixed its signature in the presence of me, Notary, and the undersigned competent witnesses, after due reading of the whole.

WITNESSES:	LESSEE:

PETRO TRUCKSTOPS, INC.

	By:	/s/ James A. Cardwell, Jr.,
(James A. Cardwell, Jr.,) President

Notary Public